                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               ALARIS MEDICAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

===============================================================================

                                 ALARIS MEDICAL, INC.









                                      NOTICE OF

                                    ANNUAL MEETING

                                         AND

                                   PROXY STATEMENT

                                         FOR

                            ANNUAL MEETING OF STOCKHOLDERS

                                    TO BE HELD ON

                                    JUNE 24, 1998





===============================================================================

                                 ALARIS MEDICAL, INC.

                                10221 WATERIDGE CIRCLE
                          SAN DIEGO, CALIFORNIA  92121-1579
                                    (619) 458-7000


                                                                   May 29, 1998



To Our Stockholders:

     We enclose herewith:

         (i) a notice of Annual Meeting of Stockholders to be held at the Hotel Inter-Continental, 111 East 48th Street, New York, New York at 9:00 a.m. on June 24, 1998;

         (ii) a proxy statement describing the matters to be considered at the meeting; and

         (iii) a proxy which, when executed by you and returned to the Company, will make it possible for your shares to be voted at the meeting in the event that you are unable to be present in person.

     The matters to be acted upon at the Annual Meeting are set forth in the notice and accompanying proxy statement. We welcome your attendance at the Annual Meeting, but if you cannot attend, please promptly complete and execute the enclosed proxy and return it to us in the envelope provided for that purpose (which requires no postage if mailed in the United States).


                                        Very truly yours,


                                        /s/ William J. Mercer
                                         ------------------------------
                                            William J. Mercer
                                            PRESIDENT AND CEO

                                ALARIS MEDICAL, INC.

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON JUNE 24, 1998



                                                             May 29, 1998


To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of ALARIS Medical, Inc. (the "Company") will be held at the Hotel Inter-Continental, 111 East 48th Street, New York, New York at 9:00 a.m. on June 24, 1998 for the following purposes:

     1.   to elect directors;

     2.   to approve an amendment to the Company's 1996 Stock Option Plan;

     3. to approve an increase in compensation of members of the Board of Directors who are not employees of the Company;

     4. to approve an amendment to the Company's Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors;

     5. to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants for the year ending December 31, 1998; and

     6. to transact such other business as may properly come before the Annual Meeting and all adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on April 25, 1998 as the record date for purposes of determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

     A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, at the law offices of Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, 21st Floor, New York, New York 10036 during ordinary business hours for ten days prior to the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting.


                                        By Order of the Board of Directors,


                                        /s/ John A. de Groot
                                        ----------------------------------
                                        John A. de Groot
                                        SECRETARY

                                   PROXY STATEMENT
                                 ALARIS MEDICAL, INC.

                                10221 WATERIDGE CIRCLE
                          SAN DIEGO, CALIFORNIA  92121-1579
                                    (619) 458-7000


                            BACKGROUND

     ALARIS Medical, Inc. was known formerly as Advanced Medical, Inc ("Advanced Medical"). On November 26, 1996, IMED Corporation ("IMED"), then a wholly-owned subsidiary of Advanced Medical, acquired all of the outstanding stock of IVAC Holdings, Inc. ("IVAC Holdings") and its subsidiaries including IVAC Medical Systems, Inc. In connection with the acquisition, IMED and IVAC Medical Systems, Inc. were merged into IVAC Holdings (the "Merger"), which then changed its name to ALARIS Medical Systems, Inc. ("ALARIS Medical Systems").


                  ANNUAL MEETING OF STOCKHOLDERS

     This proxy statement is furnished to stockholders in connection with the solicitation by the board of directors of ALARIS Medical, Inc. (the "Board of Directors" or the "Board"), of proxies to be voted at the Annual Meeting of Stockholders to be held at 9:00 a.m. on June 24, 1998, and all adjournments thereof (the "Annual Meeting"). The purpose of the Annual Meeting is to (i) elect directors of ALARIS Medical, Inc. (hereinafter referred to as "ALARIS Medical" or the "Company"); (ii) to approve an amendment to the Company's 1996 Stock Option Plan (the "1996 Option Plan"); (iii) to approve an increase in compensation of members of the Board of Directors who are not employees of the Company; (iv) to approve an amendment to the Company's Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Directors Plan"); and to (v) ratify the appointment of Price Waterhouse LLP as independent accountants for the year ending December 31, 1998. Proxy statements and forms of proxy are first being sent to stockholders on or about June 4, 1998.

     The close of business on April 25, 1998 has been set as the record date of purposes of determining stockholders entitled to vote at the Annual Meeting. At the close of business on April 25, 1998, there were outstanding 59,094,567 shares of the Company's common stock, par value $.01 per share ("Common Stock"), which is the only class of outstanding voting securities of the Company. The holders of record of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy at the Annual Meeting, shall constitute a quorum for the transaction of business at the Annual Meeting, but, in the absence of a quorum, the holders of record, present in person or represented by proxy at such meeting, may vote to adjourn the Annual Meeting from time to time until a quorum is obtained. Each share of Common Stock entitles its holder of record to one vote, except with respect to the election of directors, as described below.

     The election of directors shall be by plurality vote, with each stockholder having the right to vote his shares cumulatively. See "Election of Directors --Cumulative Voting Rights," described below. Other than with respect to the election of directors, the affirmative vote of the holders of a majority of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting, is necessary for approval of all matters to be presented at the Annual Meeting.

     The aggregate number of votes cast by all stockholders present in person or by proxy at the Annual Meeting will be used to determine whether a motion will carry. Thus, an abstention from voting on a matter by a stockholder, present in person or by proxy at the Annual Meeting, has no effect on the item on which the stockholder abstained from voting. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote.

     Proxies may be revoked by the person executing the proxy at any time before the authority thereby granted is exercised, upon written notice to such effect received by the Secretary of the Company. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy, although proxies may be revoked at the Annual Meeting by written notice delivered to the Secretary of the Company, in which case the shares of Common Stock represented thereby may be voted in person. Proxies may also be revoked by the submission of subsequently dated proxies. Shares represented by a valid unrevoked proxy will be voted at the Annual Meeting or any adjournment thereof as specified therein by the person giving the proxy; if no specification is made the shares of Common Stock represented by such proxy will be voted (1) SO as to elect the largest possible number of the Board of Directors' nominees as directors, (2) TO approve the amendment to the Company's 1996 Option Plan, (3) TO approve an increase in compensation of the non-employee directors, (4) TO approve the amendment to the Company's Directors Plan, and (5) FOR the ratification of the appointment of Price Waterhouse LLP as independent accountants of the accounts of the Company for 1998.

                              1.  ELECTION OF DIRECTORS

CUMULATIVE VOTING RIGHTS

     The election of directors will be by a plurality vote. There are currently five members on the Board of Directors.

     The Company's certificate of incorporation and by-laws provide that, in the election of directors, every holder of Common Stock has the right to vote his shares cumulatively. Under cumulative voting, the number of shares of Common Stock a stockholder is entitled to vote multiplied by the number of directors to be elected represents the number of votes he may cast at such election. A stockholder may cast all such votes for one nominee or distribute them among any two or more nominees. As a result, each stockholder, in voting for directors at the meeting, will be entitled to five votes for each share of Common Stock held.

     Five directors are to be elected to serve until the next annual meeting and until their successors are elected and have qualified. UNLESS OTHERWISE DIRECTED, IT IS THE INTENTION OF THE PERSONS DESIGNATED AS PROXIES TO CUMULATE VOTES FOR ONE OR MORE OF THE NOMINEES LISTED BELOW IN A MANNER SO AS TO ELECT THE LARGEST POSSIBLE NUMBER OF SUCH NOMINEES TO THE BOARD OF DIRECTORS. IF ANY OF SUCH NOMINEES SHOULD BECOME UNAVAILABLE FOR ANY REASON, IT IS INTENDED THAT PROXIES WILL BE VOTED FOR THE ELECTION OF SUCH OTHER PERSONS AS SHALL BE DESIGNATED BY THE BOARD OF DIRECTORS.

NOMINEES


     Information regarding the nominees for election to the Board of Directors is set forth below. The information presented with respect to each nominee has been furnished by that nominee. All current directors have been elected or appointed, as the case may be, to serve until the next annual meeting and until their successors are elected and qualified.


      NAME                    POSITION WITH COMPANY            AGE    DIRECTOR SINCE
-----------------------    ----------------------------        ---    ---------------
 Jeffry M. Picower.....    Director, Chairman of the Board      56    March 1993
 William J. Mercer.....    Director, President and              50    November 1996
                           Chief Executive Officer
 Norman M. Dean.....       Director                             78    March 1989
 Henry Green.......        Director                             55    February 1991
 Richard B. Kelsky.....    Director                             43    June 1989


     JEFFRY M. PICOWER - Mr. Picower was a director, Vice President and the Assistant Treasurer of the Company from September 1988 to March 1989 and Vice Chairman from December 1988 to June 1989. Mr. Picower was re-elected as a director and Co-Chairman of the Board in March 1993 and became Chairman of the Board in May 1993. Mr. Picower served as Chief Executive Officer of the Company from September 7, 1993 to November 26, 1996. He has, since 1984, been Chairman of the Board and Chief Executive Officer of Monroe Systems for Business, Inc. ("Monroe"), a worldwide office equipment, distribution and service organization. Mr. Picower has been a director of Physician Computer Network, Inc. ("PCN") since January 1994 and Chairman of the Board of PCN since June 1994. PCN, a corporation whose principal shareholder is Mr. Picower, operates a computer network linking its office-based physician members to health care organizations.

     WILLIAM J. MERCER - Mr. Mercer became a director, the President and the Chief Executive Officer of the Company on November 26, 1996. Mr. Mercer served as the Chief Financial Officer of the Company from March 1997 until August 1997. Prior to November 26, 1996, Mr. Mercer served as President, Chief Executive Officer and a director of IVAC Medical Systems, Inc., as President and a director of IVAC Holdings, Inc. since May 1995, and as Chief Executive Officer of IVAC Holdings, Inc. since January 1996. Prior to joining IVAC Medical Systems, Inc., Mr. Mercer held various positions at Mallinckrodt Group, Inc. for 17 years, most recently as Senior Vice President. Mallinckrodt Group, Inc. is an international company serving specialty markets in human healthcare and chemicals.

     NORMAN M. DEAN - Mr. Dean was first elected to the Board of Directors of the Company in March 1989. Mr. Dean has been a director and President of Foothills Financial Corporation, a venture capital company, since January 1985 and Chairman of the Board of Miller Diversified Corp., a commercial cattle feeder, since May 1990.

     HENRY GREEN - Mr. Green was President and Chief Operating Officer of the Company from September 1990 to March 1993 and has been a director of the Company since 1991. Mr. Green was employed by PCN in March 1993, and served as President and Chief Executive Officer of PCN until December 1997. Mr. Green has been a director of PCN since July 1993.

     RICHARD B. KELSKY - Mr. Kelsky has been a director of the Company since June 1989. Mr. Kelsky is a director of Monroe and from 1984 to 1996 served as Vice President and General Counsel of Monroe and has served as Vice Chairman of Monroe since 1996. Mr. Kelsky has been a director of PCN since January 1992.

COMMITTEES OF THE BOARD

     The Board of Directors has an Audit Committee, a Compensation Committee and Stock Option Committee.

     The Audit Committee consists of Messrs. Dean (Chairman) and Kelsky. The function of the Audit Committee is to recommend the selection of independent accountants, review the scope of their examination, consider individual audit matters, monitor adequacy of internal controls, review annual financial statements, conduct other activities relating thereto as the Audit Committee deems appropriate and report to the Board of Directors. The Audit Committee met once during 1997.

     The Compensation Committee consists of Messrs. Dean (Chairman) and Kelsky. The function of the Compensation Committee is to review and approve the compensation of the principal officers and employees of the Company and its subsidiaries, as well as material compensation plans of the Company and its subsidiaries. The Compensation Committee met six (6) times during 1997.

     The Stock Option Committee consists of Messrs. Dean (Chairman) and Green. The function of the Stock Option Committee is to administer the 1996 Option Plan. The Stock Option Committee met three (3) times during 1997.

     The Board of Directors does not have a standing nominating committee or one performing similar functions.

     The Board of Directors met five (5) times in 1997. Each of the members of the Board of Directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such director served.

COMPENSATION OF DIRECTORS

          Members of the Board of Directors who are not employees of the Company are paid $10,000 per annum. In addition, every three years such directors received options to purchase 15,000 shares of Common Stock pursuant to the Directors Plan, which options vest at a rate of 5,000 shares per annum. Travel and accommodation expenses of directors incurred in connection with meetings are reimbursed by the Company. All of the directors are covered by the Company's director's liability insurance policy.

          In 1996, Mr. Dean was granted an option on 10,000 shares of Common Stock in consideration for service on a special committee of the Board of Directors. See "Security Ownership of Certain Beneficial Owners and Management".

          On March 15, 1996, Mr. Green's consulting agreement with the Company expired. The consulting agreement, which had a three-year term, provided for the payment to Mr. Green of consulting fees in the amount of $100,000 per annum. On March 16, 1996, Mr. Green became eligible to receive the aforesaid non-employee annual director compensation of $10,000 and an option to purchase 12,000 shares of Common Stock under the Directors Plan.

          On June 11, 1997, Mr. Picower was granted an option on 15,000 shares of Common Stock pursuant to the Directors Plan. The options vest at a rate of 5,000 shares per year for three years beginning June 1998.

                                EXECUTIVE COMPENSATION

     The following table summarizes certain information regarding compensation paid or accrued by the Company, its subsidiaries or IVAC Medical Systems to or on behalf of the Company's Chief Executive Officer, each of the four most highly compensated executive officers of ALARIS Medical Systems, other than the Chief Executive Officer, whose total annual salary and bonus for the years ended December 31, 1997, 1996 and 1995 exceeded $100,000 (collectively, the "Named Executive officers") and Joseph W. Kuhn:

                              SUMMARY COMPENSATION TABLE


                                                                ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                                     ------------------------------------------        ---------------------------
                                                                                     OTHER                                ALL
                                                                                     ANNUAL           SECURITIES         OTHER
                                       YEAR         SALARY            BONUS        COMPENSATION        UNDERLYING     COMPENSATION
 NAME AND PRINCIPAL POSITION           (1)          ($) (2)          ($) (3)         ($) (4)             OPTIONS           ($)
 ---------------------------          ------        -------          -------       ------------        ----------      -----------
 WILLIAM J. MERCER                     1997         400,008           360,000          --                      --            6,366
      President and Chief Executive    1996         319,334           312,965          --                 600,000        2,998,298
      Officer

 JOHN A. de GROOT                      1997         200,004            87,395          --                      --            3,559
      Vice President, Secretary and    1996         131,254           125,232          --                 180,000          384,108
      General Counsel

 RICHARD M. MIRANDO                    1997         197,316            71,047          --                      --            4,750
      Vice President of Operations     1996         181,319            92,401      13,216                 180,000          625,939


 HENK VAN ROSSEM                       1997         200,823            75,594      17,923                 180,000           44,078
      Vice President and General       1996           --              --               --                      --               --
      Manager for Europe, Africa
      and the Middle East

 JAKE ST. PHILIP                       1997         167,127            71,358          --                      --           20,484
      Vice President of Sales -        1996         144,894           111,425          --                 180,000          607,734
      North America

 JOSEPH W. KUHN (5)                    1997          41,668            --           2,227                      --        1,118,878
                                       1996         226,348           139,236      12,519                 175,000            3,413
                                       1995         175,000            60,000       9,250                 125,000            2,053



------------------
(1) Compensation data is not presented for the Named Executives for 1995 as none were employed by the Company prior to November 26, 1996.

(2) 1996 "Salary" amounts for the Named Executives consists of salaries paid by IVAC Medical Systems through November 1996 and salaries paid by ALARIS Medical Systems for December 1996. 1997 salaries were paid by ALARIS Medical Systems or its subsidiaries.

(3) 1996 "Bonus" amounts for the Named Executives represents amounts earned in their respective positions with IVAC Medical Systems prior to the Merger but paid by ALARIS Medical Systems.

(4)  Amounts represent automobile allowances paid by the Company.

(5) Mr. Kuhn resigned his position as the Company's Executive Vice President and Chief Financial Officer in March of 1997. Prior to the Merger, Mr. Kuhn served as President, Treasurer and Secretary of IMED and President, Chief Financial Officer, Treasurer and Secretary of ALARIS Medical.


                                                                                      STOCK
                                                COMPANY                               OPTION                              TOTAL
                                               RETIREMENT          RELOCATION      CANCELLATION                           OTHER
 NAME                              YEAR      CONTRIBUTIONS(1)      PAYMENTS(2)      PAYMENT(3)         OTHER         COMPENSATION
 ----                              ----      ----------------      -----------     ------------       --------      -------------
 WILLIAM J. MERCER                 1997            4,750                    --              --           1,616(4)          6,366
                                   1996            4,120               271,980       2,722,198              --         2,998,298

 JOHN de GROOT                     1997            3,559                    --              --              --             3,559
                                   1996            3,000                    --         381,108              --           384,108

 RICHARD M. MIRANDO                1997            4,750                    --              --              --             4,750
                                   1996            5,440                23,202         597,297              --           625,939

 HENK VAN ROSSEM                   1997           17,568                26,510              --              --            44,078
                                   1996               --                    --              --              --                --

 JAKE ST. PHILIP                   1997            4,750                    --              --          15,733(5)         20,483
                                   1996            4,346                 4,504         598,884              --           607,734

 JOSEPH W. KUHN                    1997              878                    --              --       1,118,000(6)      1,118,878
                                   1996            3,413                    --              --              --             3,413
                                   1995            2,053                    --              --              --             2,053


--------------------

(1) Represents contributions made by the Company (and by IVAC Medical Systems prior to the Merger) to match pre-tax elective deferral contributions made by the Named Executives and Mr. Kuhn to retirement plans.

(2) Represents relocation and temporary living expenses paid by IVAC Medical Systems and the Company.

(3) Represents stock option cancellation payments paid by the Company in connection with the Merger for unexercised stock options previously granted under the IVAC Holdings 1995 stock option plan.

(4)  Represents life insurance premium paid by the Company.

(5) Represents the fair value of noncash awards grossed-up to cover applicable state and federal income taxes.

(6) Represents separation amount paid to Mr. Kuhn in connection with his resignation in March 1997 for various matters, including amount paid for cancellation of then outstanding stock options.


     The following table sets forth certain information with respect to stock options granted during 1997 to the Named Executive Officers pursuant to the 1996 Option Plan.


                                OPTION GRANTS IN 1997

                                                                        POTENTIAL REALIZABLE VALUE AT
                    NUMBER OF     PERCENT OF                              ASSUMED ANNUAL RATE OF
                    SECURITIES   TOTAL OPTIONS   EXERCISE                STOCK APPRECIATION FOR THE
                    UNDERLYING    GRANTED TO     OF  BASE                       OPTION TERM
                     OPTIONS       EMPLOYEES      PRICE      EXPIRATION   ----------------------------
                     GRANTED         1997       ($/SHARE)       DATE           5%($)       10%($)
                    ----------   -----------   -----------   ----------       --------     -------
 HENK VAN ROSSEM       36,001       3.8%           3.19         7/24/06          54,832       131,333
 HENK VAN ROSSEM      143,999      15.4%           3.19         7/24/10         365,582       982,302


                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997
                   AND OPTION VALUES AS OF DECEMBER 31, 1997



                                                   NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN THE
                       SHARES                     UNDERLYING UNEXERCISED        MONEY OPTIONS AT 12/31/97
                      ACQUIRED     VALUE           OPTIONS AT 12/31/97                   ($)(1)
                         ON      REALIZED      ----------------------------   ----------------------------
                      EXERCISE      $          EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
                      ---------  --------      -----------    -------------    -----------   -------------

 WILLIAM J. MERCER        --         --          200,000          400,000         375,000       750,000
 JOHN A. de GROOT         --         --           63,667          116,333         119,376       218,124
 RICHARD M. MIRANDA       --         --           63,667          116,333         119,376       218,124
 HENK VAN ROSSEM          --         --           45,001          134,999          75,962       227,878
 JAKE ST. PHILIP          --         --           63,667          116,333         119,376       218,124



(1) Calculated based on the excess of the closing price of ALARIS Medical's common stock on December 31, 1997 ($4.875) as reported in the NASDAQ National Market Issues published in THE WALL STREET JOURNAL over the option exercise price.

EMPLOYMENT AGREEMENTS

     In August 1996, Mr. Mercer entered into an employment agreement whereby he became employed full time by the Company upon consummation of the Merger. The agreement is for a term of five years, subject to automatic renewal for successive one-year periods and to earlier termination as provided therein. The agreement provides for, among other things, a base salary of $400,000, certain annual and additional bonuses beginning in the Company's 1997 fiscal year in an aggregate amount up to 100% of Mr. Mercer's base annual salary in each such year, options to purchase an aggregate of 600,000 shares of Common Stock, and, in the event Mr. Mercer's employment is terminated by the Company without cause or disability (as defined in the agreement), or by Mr. Mercer for good reason (as defined in the agreement), severance payments in an amount equal to Mr. Mercer's base salary annually until the end of the employment term. The agreement also contains certain confidentiality, non-solicitation and non-competition provisions.

     In January 1998, Mr. Mercer's employment agreement was amended whereby the base salary was increased to $432,000, effective as of January 1, 1998.

SEVERANCE PLAN

     The Company has in place a severance plan which provides officers of the Company with a lump sum payment equal to one year's base salary in the event of termination prior to November 26, 1998, if for other than cause.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The Compensation Committee is composed of non-employee directors who review recommendations as to senior executive officer compensation which, upon the approval of the Compensation Committee, are submitted to the Board of Directors. The members of the compensation committee also administer the 1988 Option Plan of the Company under which options have been granted on a discretionary basis to senior executive officers. A stock option committee of non-employee directors was appointed by the Board to administer the 1996 Option Plan.

       Compensation Committee approvals of recommendations with respect to the compensation of senior executive officers of the Company are made on an individual basis based on a variety of factors which may include, but are not limited to, the existing employment contract with such officer, evaluations of the executive officer's performance, the level of responsibility associated with the office, recruitment requirements, as well as the performance of the Company. Recommendations made to the compensation committee are not determined by reference to formulae. The compensation of the Company's senior executive officers is structured in a manner that the Compensation Committee believes will motivate, reward and retain senior executive officers consistent with the needs of the Company as they may exist from time to time. The compensation which may be paid by the Company to its senior executive officers consists of salary, bonus awards and stock option grants.

CHIEF EXECUTIVE OFFICER SALARY

     During fiscal 1997, Mr. Mercer earned a base salary of $400,000. Mr. Mercer was eligible for a bonus in an aggregate amount up to 100% of Mr. Mercer's base annual salary. For fiscal 1997, 50% of the bonus was based on Mr. Mercer's individual performance, and 50% on the performance of the Company. The Compensation Committee reviewed the Company's performance for 1997 and Mr. Mercer's leadership and effectiveness in attaining the level of achievement of quantifiable (financial) and non-quantifiable (judgmental) goals. To reward Mr. Mercer for his contributions to the Company's success during fiscal 1997, after the end of fiscal 1997, the Compensation Committee awarded Mr. Mercer a $360,000 bonus, which was approved by the Board of Directors.

     This report is provided in accordance with federal securities law requirements and is not intended to create any contractually binding employment rights for the benefit of any employee of the Company or its subsidiaries.

                                      COMPENSATION COMMITTEE
                                      ----------------------
                                              NORMAN M. DEAN
                                           RICHARD B. KELSKY



                                      STOCK OPTION COMMITTEE
                                      ----------------------
                                              NORMAN M. DEAN
                                                 HENRY GREEN

                  2.  APPROVAL OF AMENDMENT TO THE COMPANY'S
                            1996 STOCK OPTION PLAN

     On May 28, 1998, the Board adopted, subject to approval by the stockholders, an amendment (the "Amendment") to the 1996 Option Plan to (i) increase the maximum aggregate number of shares of Common Stock authorized for issuance under the 1996 Option Plan from 4,000,000 to 5,500,000, and (ii) provide that the committee administering the 1996 Option Plan shall consist of the Board or a committee appointed by the Board. The Board of Directors believes that the Amendment is important to the continued functioning of the 1996 Option Plan in attracting and retaining qualified employees who contribute materially to the Company's success, and to provide incentives for those employees to promote the growth and financial success of the business of the Company. Specifically with respect to the composition of the committee under the 1996 Option Plan, the Amendment facilitates administration of the Plan by eliminating, consistent with changes made to Rule 16b-3 under the Securities Exchange Act of 1934, as amended, the requirement that the 1996 Option Plan be administered by a committee consisting exclusively of non-employee and outside directors.

     Through April 20, 1998, of the 4,000,000 shares of Common Stock presently reserved under the 1996 Option Plan, 3,193, 392 are subject to currently outstanding options, and 793,558 shares are available for grant.

                     DESCRIPTION OF THE 1996 OPTION PLAN

     The full text of the 1996 Option Plan, as amended, is set forth on Exhibit A to this proxy statement. The material features of the 1996 Option Plan are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the 1996 Option Plan.

EFFECTIVE DATE OF THE 1996 OPTION PLAN

     The 1996 Option Plan originally was adopted by the Board on November 26, 1996, and became effective on such date, subject to approval by the stockholders of the Company, which was obtained at a meeting held on June 11, 1997. The proposed Amendment was approved by the Board and became effective on May 28, 1998, subject to approval of the shareholders of the Company at a meeting duly called and held within twelve months following the date of Board approval.

TYPES OF AWARDS

     Awards under the 1996 Option Plan may be in the form of (i) incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision thereto, and (ii) non-qualified stock options ("NQSOs") (collectively, "Options").

ADMINISTRATION

     The 1996 Option Plan, as proposed to be amended, is administered by the Board or a committee appointed by the Board (the "Committee"). The members of the Committee will not be allowed to participate in the 1996 Option Plan.

     Subject to the express terms of the 1996 Option Plan, the Committee has the authority to administer the 1996 Option Plan in its sole and absolute discretion, including, but not limited to, the authority to construe and interpret the 1996 Option Plan and the authority to determine the eligible individuals who shall be granted Options and the number of Options to be granted, the type of Option to be granted, the vesting period, if any, for all Options granted, the date on which any Option becomes first exercisable, the number of shares of Common Stock subject to each Option, the exercise price for the shares of Common Stock subject to each Option and whether each Option to be granted is an ISO or a NQSO.


STOCK SUBJECT TO THE 1996 OPTION PLAN

     The 1996 Option Plan, as proposed to be amended, provides for the issuance of up to 5,500,000 shares of Common Stock (subject to adjustment as described below) upon exercise of Options granted under the 1996 Option Plan; PROVIDED, HOWEVER, that no more than 600,000 shares of Common Stock (subject to adjustment as described below) may be awarded to any officer or employee in any calendar year. To the extent that an Option terminates without having been exercised, the shares of Common Stock subject to such award will again be available for distribution in connection with future awards under the 1996 Option Plan.

     In the event of a recapitalization, stock dividend, stock split, or other change in capitalization affecting the shares of Common Stock, an adjustment will be made in the aggregate number of shares of Common Stock available for issuance under the 1996 Option Plan, the number of shares of Common Stock available for any individual awards, the number and exercise price of shares of Common Stock subject to outstanding Options, and such other matters as may be determined to be appropriate by the Committee.

ELIGIBILITY

     The individuals eligible for the grant of Options under the 1996 Option Plan are (i) all directors (except directors eligible to participate in the Company's Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors), officers and employees, and (ii) such individuals determined by the Committee to be rendering substantial services as a consultant or independent contractor to the Company or any subsidiary or affiliate of the Company, as the Committee shall determine from time to time in its sole and absolute discretion; PROVIDED, HOWEVER, that only employees of the Company or any subsidiary thereof shall be eligible to receive ISOs.

TERMS OF OPTIONS

     GRANT OF OPTIONS. Subject to any applicable requirements of the Code and any regulations issued thereunder, the date of the grant of an Option shall be the date on which the Committee determines to grant the Option.

     OPTION TERM. The term of any Option granted under the 1996 Option Plan shall be specified in the stock option agreement but shall be no greater than ten years from the date of grant, subject to earlier termination as provided below; PROVIDED, HOWEVER, that no ISO granted to a "ten percent stockholder" (within the meaning of Section 422(b)(6) of the Code), shall have a term of more than five years from the date of grant.

     EXERCISE PRICE OF ISOS. The exercise price of each share of Common Stock subject to an ISO shall not be less than the fair market value of a share of Common Stock on the date of grant of the ISO, except that in the case of a grant of an ISO to an employee who at the time such ISO was granted was a "ten percent stockholder" (within the meaning of Section 422(b)(6) of the Code), the exercise price shall not be less than 110% of the fair market value of a share of Common Stock on the date of the grant of the ISO.

     EXERCISE PRICE OF NQSOS. The exercise price of each share of Common Stock subject to a NQSO shall be determined by the Committee at the time of grant but will not be less than the par value of a share of Common Stock.

     EXERCISE PERIOD. Each Option granted under the 1996 Option Plan shall vest and become first exercisable as determined by the Committee.

     METHOD OF EXERCISE. The holder of an Option may exercise the same by filing with the Corporate Secretary of the Company a written election, in such form as the Committee may determine, specifying the number of shares of Common Stock with respect to which such Option is being exercised, and accompanied by payment in full of the exercise price for such shares of Common Stock. Payment of the Option price may be made in cash or, if so provided by the Committee in the stock option agreement, in shares of Common Stock (determined with reference to their fair market value on the date of exercise), or any combination thereof or, if permitted by the Committee, in any other manner permitted by law and as determined by the Committee.

     NO STOCKHOLDERS RIGHTS. No optionee and no beneficiary or other person claiming under or through such optionee will acquire any rights as a stockholder of the Company by virtue of such optionee having been granted an Option under the 1996 Option Plan. No optionee and no beneficiary or other person claiming under or through such optionee will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the 1996 Option Plan or subject to any Option, except as to shares of Common Stock, if any, that have been issued or transferred to such optionee. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date of exercise of an Option, except as may be provided in the stock option agreement.

     NON-TRANSFERABILITY. No Option or interest therein may be pledged, hypothecated, encumbered or otherwise made subject to execution, attachment or similar process and no Option or interest therein shall be assignable or transferable by the holder otherwise than by (i) will, (ii) the laws of descent and distribution, or (iii) to a beneficiary upon the death of an optionee, and an Option shall be exercisable during the lifetime of the holder only by him or by his guardian or legal representative, except that an Option (other than an ISO) may be transferred to one or more transferees during the lifetime of the optionee, and may be exercised by such transferee in accordance with the terms of such Option, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of the stock option agreement (subject to any terms and conditions which the Committee may impose thereon). A transferee or other person claiming any rights under the 1996 Option Plan from or through any optionee shall be subject to all terms and conditions of the 1996 Option Plan and any stock option agreement applicable to such optionee, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

     TERMINATION OF OPTIONS. Unless otherwise provided by the Committee in the stock option agreement, in the event the employment of an optionee who is an officer or employee is terminated for cause, or in the event the services of an optionee who is a consultant or independent contractor are terminated for cause, all unexercised Options held by such optionee on the date of such termination (whether or not vested) will expire immediately. If an optionee who is a director (but not an officer or employee) is removed from the Board or the board of directors of a subsidiary or an affiliate, as the case may be, for cause (as contemplated by the charter, by-laws or other organizational or governing documents), all unexercised Options held by such optionee on the date of such removal (whether or not vested) will expire immediately.

     In the event an optionee is no longer a director, officer, employee, consultant or independent contractor, other than for the reasons set forth in the preceding paragraph, all Options which remain unvested on the date the optionee ceases to be a director, officer, employee, consultant or independent contractor, as the case may be, shall expire immediately, and all Options which have vested prior to such date shall expire twelve months thereafter unless by their terms they expire sooner, unless otherwise provided by the Committee in the stock option agreement.

WITHHOLDING TAX

     Prior to issuance of any shares of Common Stock upon exercise of an Option, the optionee shall pay or make adequate provision for the payment of any federal, state, local or foreign withholding obligations of the Company or any subsidiary or affiliate of the Company, if applicable. In the event an optionee shall fail to make adequate provision for the payment of such obligations, the Company shall have the right to withhold an amount of shares of Common Stock otherwise deliverable to the optionee sufficient to pay such withholding obligations or, in the discretion of the Committee, to refuse to honor the exercise.

CHANGE OF CONTROL

     In the event of a Change of Control (as defined below), unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, all Options not vested on or prior to the effective time of any such Change of Control shall vest immediately prior to such effective time. Unless otherwise determined by the Committee in the stock option agreement or at the time of a Change of Control, in the event of a Change in Control all outstanding Options shall terminate and cease to be outstanding immediately following the Change of Control; PROVIDED, HOWEVER, that no such Option termination shall occur unless an optionee shall have been given five business days, following prior written notice, to exercise such optionee's outstanding vested Options at the effective time of the Change of Control, or to receive cash in an amount per share of Common Stock subject to such Options equal to the amount by which the price paid for a share of Common Stock (determined on a fully diluted basis and taking into account the exercise price, as determined by the Committee) in the Change of Control exceeds the per share exercise price of such Options. The Committee in its discretion may make provisions for the assumption of outstanding Options, or the substitution for outstanding Options of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights.

     A "Change of Control" will be deemed to occur on the date any of the following events occur:

     (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any subsidiary and Jeffry M. Picower (including, any of Mr. Picower's affiliates and any of his lineal descendants, any widow or then current spouse of Mr. Picower or of any such lineal descendant, a trust established principally for the benefit of any of the foregoing, any entity which is at least 90% beneficially owned by any of the foregoing, and the executor, administrator or personal representative of the estate of any of the foregoing (the "Picower

Group")) beneficially own (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, securities of the Company or any Significant Subsidiary (as defined below) representing greater than 10% of the total combined voting power of the Company or the Significant Subsidiary entitled to vote in the election of the board of directors of the Company or the Significant Subsidiary; PROVIDED, HOWEVER, that such event shall not constitute a Change of Control unless and until the combined voting power of such securities owned beneficially, directly or indirectly, by such person or persons is greater than the combined voting power of all such securities owned beneficially, directly or indirectly, by Mr. Picower and the Picower Group;

     (b) persons other than the Current Directors (as herein defined) constitute a majority of the members of the Board (for these purposes, a "Current Director" means any member of the Board as of November 27, 1996, and any successor of any such member whose election, or nomination for election by the Company's stockholders, was approved by at least a majority of the Current Directors then on the Board or by Mr. Picower or the Picower Group);

     (c) the consummation of (i) a plan of liquidation of all or substantially all of the assets of the Company or any subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a "Significant Subsidiary"), or (ii) an agreement providing for the merger or consolidation of the Company or a Significant Subsidiary (A) in which the Company or a Significant Subsidiary is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all shares of Common Stock of the Company or shares of common stock in the Significant Subsidiary outstanding immediately prior to the effectiveness thereof are changed into or exchanged for all or substantially all of the common stock of the surviving corporation and (if the Company ceases to exist) the surviving corporation assumes all the Options) or (B) pursuant to which, even though the Company is the continuing or surviving corporation, the shares of Common Stock of the Company or common stock in the Significant Subsidiary are converted into cash, securities or other property; PROVIDED, HOWEVER, that no "Change of Control" shall be deemed to occur as the result of a consolidation or merger of the Company or a Significant Subsidiary in which the holders of the shares of Common Stock of the Company immediately prior to the consolidation or merger have, as a result thereof, directly or indirectly, at least a majority of the combined voting power of all classes of voting stock of the continuing or surviving corporation or its parent immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation or its parent; or the consummation of an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or a Significant Subsidiary, other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the shares of Common Stock immediately prior to such sale or disposition.

AMENDMENTS AND TERMINATION

     No Option shall be granted pursuant to the 1996 Option Plan on or after November 26, 2006, but Options theretofore granted may extend beyond that date.

     The Board may, insofar as permitted by law, from time to time, with respect to any shares of Common Stock at the time not subject to Options, suspend or terminate the 1996 Option Plan or revise or amend the 1996 Option Plan in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the 1996 Option Plan to fail to comply with Sections 422 or 162(m) of the Code or any other requirement of applicable law or regulation if such amendment were not approved by the stockholders of the Company, shall not be effective unless and until such approval is obtained.

     No amendment, suspension or termination of the 1996 Option Plan or of any Option that would adversely affect the right of any optionee with respect to an Option previously granted under the 1996 Option Plan will be effective without the written consent of the affected optionee.

SECURITIES LAW REQUIREMENTS

     No shares of Common Stock shall be issued under the 1996 Option Plan unless and until (i) the Company and any optionee have taken all actions required to register the shares of Common Stock under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof, (ii) any applicable listing requirement of any stock exchange or national market system on which the shares of Common Stock are listed has been satisfied, and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirements of any state securities laws or stock exchange.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 OPTION PLAN

     The following is a summary of certain federal income tax aspects of awards made under the 1996 Option Plan, based upon the laws in effect on the date hereof.

ISOS

     Generally, no taxable income is recognized by the optionee upon the grant of an ISO or upon the exercise of an ISO either during the period of such holder's employment with the Company or one of its subsidiaries (as defined in Section 424(f) of the Code) or within the period ending three months (12 months, in the event of permanent and total disability or death of the optionee) after termination of such employment. However, the exercise of an ISO may result in an alternative minimum tax liability to an optionee since the excess of the fair market value of the optioned stock at the date of exercise over the exercise price must be included in alternative minimum taxable income.

     If the optionee holds shares of Common Stock acquired upon the exercise of an ISO for at least two years from the date of grant of the Option and for at least one year from the date of exercise (the "ISO Holding Period"), any gain on a subsequent sale of such shares of Common Stock will be considered as long-term capital gain to the optionee. The gain recognized upon the sale of the shares of Common Stock is equal to the excess of the selling price of the shares of Common Stock over the exercise price. If the optionee sells the shares of Common Stock prior to expiration of the ISO Holding

Period (a "Disqualifying Disposition"), generally (a) the optionee will recognize ordinary income in an amount equal to the lesser of (i) the fair market value of the shares of Common Stock on the date of exercise, less the exercise price or (ii) the amount realized on the date of sale, less the exercise price, and (b) if the selling price of the shares of Common Stock exceeds the fair market value on the date of exercise, the excess will be taxable to the optionee as short-term or long-term capital gain (depending on whether the shares of Common Stock were held for more than one year). Effective for sales after July 28, 1997, the Taxpayer Relief Act of 1997 makes the optionee's long-term capital gain taxable at a maximum federal income tax rate of 28% or 20%, depending on whether the optionee held the shares of Common Stock acquired upon exercise of the Option for more than one year or more than 18 months, respectively. Items of ordinary income continue to be taxable to individuals at a maximum federal income tax rate of 39.6%.

     No deduction will be allowed to the Company with respect to ISOs for federal income tax purposes, unless the optionee sells the shares of Common Stock in a Disqualifying Disposition. In the case of a Disqualifying Disposition, the Company will, subject to possible limitations imposed by
Section 162(m) of the Code (see discussion below), be entitled to deduct the amount of ordinary income recognized by the optionee.

NQSOS

     In general, with respect to NQSOs: (i) no income is recognized by the optionee at the time the Option is granted; (ii) upon exercise of the Option, the optionee recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise; and (iii) at disposition, any appreciation after the date of exercise is treated as long-term or short-term capital gain, depending on whether the shares of Common Stock are held for more than one year by the optionee, and, if long-term capital gain, will generally be subject to tax at a maximum federal income tax rate of 20% or 28% for sales after July 28, 1997, depending on whether the shares are held for more than 18 months or more than one year, respectively, as discussed above.

     Generally, the Company will, subject to possible limitations imposed by
Section 162(m) of the Code (see discussion below), be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee at the date of exercise, to the extent such income is considered reasonable compensation. Treasury regulations make the deduction to the Company dependent on the Company fulfilling certain federal income tax reporting requirements with respect to such compensation income.

$1 MILLION LIMITATION ON DEDUCTIBLE COMPENSATION

     Section 162(m) of the Code generally limits the Company's deduction with respect to compensation paid to each of its "covered employees" (generally defined as the chief executive officer and four highest compensated officers of the corporation other than the chief executive officer) to $1 million per year. This deduction limit, however, does not apply to certain "performance-based compensation," including stock options that are granted pursuant to a stockholder-approved plan at an exercise price which is not less than the fair market value of the underlying stock at the time of grant.
 The Company intends that Options under the 1996 Option Plan granted at not less than fair market value of the shares of Common Stock will qualify as "performance-based compensation."

     THE FOREGOING IS BASED UPON FEDERAL TAX LAWS AND REGULATIONS AS PRESENTLY IN EFFECT AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF THE FEDERAL INCOME TAX ASPECTS OF THE 1996 OPTION PLAN. ALSO, THE SPECIFIC STATE AND LOCAL TAX CONSEQUENCES TO EACH OPTIONEE UNDER THE 1996 OPTION PLAN MAY VARY, DEPENDING UPON THE LAWS OF THE VARIOUS STATES AND LOCALITIES AND THE INDIVIDUAL CIRCUMSTANCES OF EACH OPTIONEE.

     THE BOARD UNANIMOUSLY APPROVED THE ADOPTION OF THE AMENDMENT TO THE 1996 OPTION PLAN AND RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1996 OPTION PLAN.


                   3.  APPROVAL OF DIRECTOR'S COMPENSATION
                                     FOR
                            NON-EMPLOYEE DIRECTORS

GENERAL

     On April 22, 1998, the Board adopted, subject to approval by the stockholders, an increase in the compensation of members of the Board of Directors who are not employees of the Company (the "Eligible Directors Compensation") from $10,000 per annum to $25,000 per annum plus $1,000 per Board of Directors meeting or Committee meeting actually attended by the director. The increase in the Eligible Directors Compensation is being proposed in order to maintain the Company's ability to attract and reward its non-employee directors.

EFFECTIVE DATE ON THE ELIGIBLE DIRECTORS COMPENSATION

     The Eligible Directors Compensation was approved by the Board on April 22, 1998 and became effective on May 28, 1998, subject to approval by the shareholders of the Company.

ELIGIBILITY

     An individual will be granted Eligible Directors Compensation if such individual (an "Eligible Director") (i) is a director of the Company, and
(ii) is neither an employee nor officer (other than an officer who does not receive a salary as an officer of the Company) of the Company or any subsidiary.

     THE BOARD UNANIMOUSLY APPROVED THE ADOPTION OF THE INCREASE IN COMPENSATION FOR ELIGIBLE DIRECTORS AND RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE INCREASE IN COMPENSATION FOR ELIGIBLE DIRECTORS.


           4. APPROVAL OF AMENDMENT TO THE COMPANY'S THIRD AMENDED AND RESTATED 1990 NON-QUALIFIED STOCK OPTION PLAN FOR
                               NON-EMPLOYEE DIRECTORS

GENERAL

     On May 28, 1998, the Board adopted, subject to approval by the stockholders, an amendment (the "Amendment") to the Directors Plan to (i) increase the number of shares of Common Stock subject to each automatic award under the Directors Plan formula from 15,000 every three years to 10,000 every year, in order to maintain the Company's ability to attract and reward its directors, and (ii) provide for a one-time grant of options to Mr. Picower to purchase 16,000 shares of Common Stock at fair market value (as defined in the Directors Plan), in order to compensate Mr. Picower for his services as a director of the Company between 1993 and 1996, during which time Mr. Picower was not granted any options for his services as a director of the Company.
As under the existing Directors Plan, Options granted under the Directors Plan (other than the one-time grant of options to Mr. Picower, which will be immediately vested) will vest in one-third increments for each year of a director's service on the Board from the date of the grant of the award. The Amendment to the Directors Plan was adopted by the Board and is being proposed in order to maintain the Company's ability to attract and reward its directors.

     As of May 26, 1998, of the 250,000 shares of Common Stock presently reserved under the Directors Plan, 87,000 are subject to currently outstanding options, and 151,800 shares are available for grant.

                      DESCRIPTION OF THE DIRECTORS PLAN

     The full text of the Directors Plan, as amended, is set forth on Exhibit B to this proxy statement. The material features of the Directors Plan are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the Directors Plan.

EFFECTIVE DATE OF THE DIRECTORS PLAN

     The Directors Plan was originally adopted by the Board on July 12, 1990, and became effective on September 7, 1990. The Amendment to the Directors Plan was approved by the Board and became effective on May 28, 1998, subject to approval by the shareholders of the Company.

TYPES OF AWARDS

     The Directors Plan provides for the automatic grant (as described below) of non-qualified stock options ("Options") to eligible directors.

ADMINISTRATION

     The Directors Plan is administered by a committee appointed by the Board, consisting of no less than two individuals (the "Plan Committee"). Members of the Plan Committee are not entitled to participate in the Directors Plan. The Plan Committee has the authority to administer the Directors Plan in its sole and absolute discretion; provided, however, that the Plan Committee does not have the authority to grant Options, to determine the number of shares of Common Stock subject to Options or the price at which each share of Common Stock covered by a Option may be purchased pursuant to the Directors Plan, all of which shall be automatic (as described below).
The Plan Committee is authorized to construe and interpret the Directors Plan and to make all other determinations necessary or advisable for the administration of the Directors Plan.

STOCK SUBJECT TO THE DIRECTORS PLAN

     The maximum aggregate number of shares of Common Stock authorized for issuance under the Directors Plan is 250,000 (subject to adjustment as described below).

     If any Option granted under the Directors Plan expires or is terminated for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall again become available for grant pursuant to the Directors Plan.

     In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Plan Committee shall make proportionate adjustments with respect to the aggregate number of shares of Common Stock available for issuance under the Directors Plan, the number of shares of Common Stock subject to each grant under the Directors Plan, and the number and exercise price of shares of Common Stock subject to outstanding Options.

ELIGIBILITY

     An individual will be granted Options pursuant to the Directors Plan if such individual (an "Eligible Director") (i) is a director of the Company,
(ii) is neither an employee nor officer (other than an officer who does not receive a salary as an officer of the Company) of the Company or of any subsidiary, and (iii) has not elected to decline to participate in the Directors Plan pursuant to an irrevocable one-time election made within 30 days after first becoming a director.

TERMS OF OPTIONS

     GRANT OF OPTIONS. Options to purchase 10,000 shares of Common Stock shall be granted automatically to any Eligible Director who first becomes an Eligible Director on or after May 28, 1998, on the next succeeding business day following his becoming an Eligible Director. In addition, (i) Options to purchase 10,000 shares of Common Stock shall be granted automatically to each Eligible Director on the anniversary date of his preceding Option grant under the Plan and every year thereafter during the term of the Directors Plan, provided that such director continues to be an Eligible Director on the date of each such additional grant; and (ii) the Chairman of the Board shall be granted Options to purchase 16,000 Shares on May 28, 1998, which Options shall be immediately vested and exercisable. Options shall be granted in the aforesaid manner until the date on which the shares of Common Stock available for grant shall no longer be sufficient to permit grants of Options covering 10,000 shares of Common Stock to be made to each Eligible Director entitled to a grant as of such date, in which event the shares of Common Stock then available for grant shall be allocated on a pro rata basis among the Eligible Directors entitled to a grant of Options as of such date.

     EXERCISE PRICE. The price at which each share of Common Stock covered by an Option may be purchased pursuant to the Directors Plan will be equal to the fair market value of a share of Common Stock on the date of the Option grant.

     EXERCISE PERIOD. Except as set forth below, all Options granted to an Eligible Director shall vest and become first exercisable at the rate of one-third of the shares of Common Stock subject to the Options for each twelve month period of continuous service on the Board (from the date of Option grant) by such Eligible Director. The failure of an Option to vest for any reason whatsoever shall cause the Option to expire and be of no further force or effect. Unless terminated earlier, the term of each Option shall be five years from the date of grant.

     NO STOCKHOLDERS RIGHTS. No optionee and no beneficiary or other person claiming under or through such optionee will acquire any rights as a stockholder of the Company by virtue of such optionee having been granted an Option under the Directors Plan. No optionee and no beneficiary or other person claiming under or through such optionee will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Directors Plan or subject to any Option, except as to shares of Common Stock, if any, that have been issued or transferred to such optionee. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as may be provided in the stock option agreement.

     NON-TRANSFERABILITY. No Option or interest therein may be pledged, hypothecated, encumbered or otherwise made subject to execution, attachment or similar process, and no Option or interest therein shall be assignable or transferable by the holder otherwise than by (i) will, (ii) the laws of descent and distribution, or (iii) to a beneficiary upon the death of an optionee, and an Option shall be exercisable during the lifetime of the holder only by him or by his guardian or legal representative, except that an Option may be transferred to one or more transferees during the lifetime of the optionee, and may be exercised by such transferee in accordance with the terms of such Option, subject to any terms and conditions which the Plan Committee may impose thereon. A transferee or other person claiming any rights under the Directors Plan from or through any optionee shall be subject to all terms and conditions of the Directors Plan and any stock option agreement applicable to such optionee, except as otherwise determined by the Plan Committee, and to any additional terms and conditions deemed necessary or appropriate by the Plan Committee.

     MANNER OF EXERCISE. An optionee may exercise the same by filing with the Corporate Secretary of the Company a written election, in such form as the Plan Committee may determine, specifying the number of shares of Common Stock with respect to which such Option is being exercised. Such notice shall be accompanied by payment in full of the exercise price for such shares of Common Stock. Payment for the shares of Common Stock to be received upon exercise of a Option may be made in cash, in shares of Common Stock (determined with reference to their fair market value on the date of exercise) or any combination thereof or, if permitted by the Plan Committee, in any other manner permitted by law and as determined by the Plan Committee.

     TERMINATION OF OPTIONS. If an optionee is removed from the Board for cause (as contemplated by the Company's by-laws), all unexercisable Options held by such optionee on the date of such removal (whether or not vested) will expire immediately.

     In the event an optionee is no longer a member of the Board, other than by reason of removal for cause, all Options which remain unvested at the time the optionee is no longer a member of the Board shall expire immediately, and all Options which have vested prior to such time shall expire twelve months thereafter unless by their terms they expire sooner.

     In the event an optionee becomes an officer (other than Chairman of the Board without compensation for services as an officer) or employee of the Company or a subsidiary (whether or not such optionee remains a member of the Board) all Options which remain unvested at the time such optionee becomes an officer or employee of the Company shall expire immediately, and all Options which have vested prior to such time shall expire twelve months thereafter unless by their terms they expire sooner.

CHANGE OF CONTROL

     In the event of a Change of Control (see "Approval of the Company's 1996 Stock Option Plan (Item 2) - Change of Control"), all Options not vested on or prior to the effective time of any such Change of Control shall vest immediately prior to such effective time. Unless otherwise determined by the Plan Committee at the time of a Change of Control, in the event of a Change in Control all outstanding Options -shall terminate and cease to be outstanding immediately following the Change of Control; PROVIDED, HOWEVER, that no such Option termination shall occur unless an optionee shall have been given five business days, following prior written notice, to exercise such optionee's outstanding vested Options at the effective time of the Change of Control, or to receive cash in an amount per share of Common Stock subject to such Options equal to the amount by which the price paid for a share of Common Stock (determined on a fully diluted basis and taking into account the exercise price, as determined by the Plan Committee) in the Change of Control exceeds the per share exercise price of such Options. The Plan Committee in its discretion may make provisions for the assumption of outstanding Options, or the substitution for outstanding Options of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights.

AMENDMENTS AND TERMINATION

     No Option shall be granted pursuant to the Directors Plan on or after September 7, 2000, but Options theretofore granted may extend beyond such date.

     The Board may, insofar as permitted by law, from time to time, with respect to any shares of Common Stock at the time not subject to Options, suspend or terminate the Directors Plan or, except as otherwise provided, revise or amend the Directors Plan in any respect whatsoever. However, any revision or amendment that would cause the Directors Plan to fail to comply with any requirement of applicable law or regulation if such amendment were not approved by the stockholders of the Company shall not be effective unless and until such approval is obtained.

     No amendment, suspension or termination of the Directors Plan that would adversely affect the right of any optionee with respect to an Option previously granted under the Directors Plan will be effective without the written consent of such optionee.

SECURITIES LAW REQUIREMENTS

     No shares of Common Stock shall be issued under the Directors Plan unless and until (i) the Company and any optionee have taken all actions required to register the shares of Common Stock under the Securities Act, or perfect an exemption from the registration requirements thereof, (ii) any applicable listing requirement of any stock exchange or national market system on which the Common Stock is listed has been satisfied, and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirements of any state securities laws or stock exchange.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTORS PLAN

     The federal income tax consequences to the Company and optionee with respect to the issuance and exercises of Options issued under the Directors Plan are generally the same as those relating to the issuance and exercise of non-qualified stock options pursuant to the 1996 Option Plan. For a discussion of the income tax consequences with respect to such options see "Certain Federal Income Tax Consequences of the 1996 Option Plan."

     THE BOARD UNANIMOUSLY APPROVED THE ADOPTION OF THE AMENDMENT TO THE COMPANY'S THIRD AMENDED AND RESTATED 1990 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS AND RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S THIRD AMENDED AND RESTATED 1990 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

                                 PERFORMANCE GRAPH

     The graph set forth below represents the cumulative total return from December 31, 1993 to December 31, 1997 on the Common Stock of the Company, the American Stock Exchange ("AMEX") Market Value Index, and a Peer Group Index.
The Peer Group Index is a representative grouping of 40 companies from SIC Code 3841 -- Surgical & Medical Instruments & Apparatus -- which had reportable stock performance from January 1, 1993 to December 31, 1997. The graph has been prepared by an outside consulting firm to the Company. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on January 1, 1993 and that all dividends were reinvested.

                     COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                      FROM JANUARY 1, 1993 TO DECEMBER 31, 1997
                             AMONG ALARIS MEDICAL, INC.,
                     AMEX MARKET VALUE INDEX AND PEER GROUP INDEX





                                    [  GRAPHIC  ]

----------------------------------------------------------------------------------------------------------------
                             1/1/93       12/31/93       12/31/94       12/31/95       12/31/96        12/31/97
----------------------------------------------------------------------------------------------------------------
ALARIS Medical, Inc.        $100.00        $14.94         $20.78         $31.17         $38.96          $50.65
----------------------------------------------------------------------------------------------------------------
Peer Group Index             100.00         73.02          84.02         143.34         156.11          181.09
----------------------------------------------------------------------------------------------------------------
AMEX Market Value Index      100.00        118.81         104.95         135.28         142.74          171.76
----------------------------------------------------------------------------------------------------------------

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, at March 23, 1998, information regarding the beneficial ownership of Common Stock by (i) all persons known by the Company who own beneficially more than 5% of the outstanding Common Stock; (ii) each Director of the Company; (iii) each of the Named Executive Officers; and (iv) all Directors and the Named Executive Officers as a group. Unless otherwise stated, the Company believes that the beneficial owners of the shares listed below have sole investment and voting power with respect to such shares. In addition, unless otherwise indicated, each such person's business address is 10221 Wateridge Circle, San Diego, California 92121.


                                                             SHARES
                                                           BENEFICIALLY      PERCENTAGE
      NAME AND ADDRESS OF BENEFICIAL OWNERS                   OWNED          OF TOTAL (1)
      -------------------------------------                -----------       ------------

 JEFFRY M. PICOWER.............................            46,643,209(2)         78.3%
      South Ocean Blvd
      Palm Beach, Florida 33480
 WILLIAM J. MERCER.............................               356,200(3)           *

 NORMAN M. DEAN................................                24,500(4)           *
 HENRY GREEN...................................                 9,000(5)           *
 RICHARD B. KELSKY.............................                98,100(6)           *
 JAKE ST. PHILIP...............................                63,667(7)           *
 RICHARD M. MIRANDO............................                73,667(8)           *
 JOHN A. DE GROOT..............................                68,667(9)           *
 HENK VANROSSEM................................                45,001(10)          *
 ALL  DIRECTORS AND NAMED EXECUTIVE OFFICERS AS
   A GROUP.....................................            47,382,011(11)        79.5%
      (9 INDIVIDUALS)

_________________________
*    Less than 1%

(1) Calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. At March 23, 1998, ALARIS Medical had 59,122,035 shares of Common Stock outstanding.

(2)  Includes (i) 20,079,477 shares of Common Stock owned by Decisions;
     (ii) 2,489,463 shares of Common Stock owned by JA Special Partnership Limited ("JA Special"); and (iii) 24,074,269 shares of Common Stock owned by JD Partnership, L.P. ("JD Partnership"). Does not include an option to purchase 15,000 shares of Common Stock granted under the Directors Plan that vests over time. Mr. Picower is the sole stockholder and sole Director of Decisions, which is the sole general partner of JD Partnership, and the sole general partner of JA Special. As a result, Mr. Picower shares or has the sole power to vote or direct the vote of and to dispose or direct the disposition of such shares of Common Stock and may be deemed to be the beneficial owner of such shares.

(3)  Includes (i) 156,200 shares of Common Stock owned by the William J.
     Mercer Trust, of which Mr. Mercer is the trustee and a beneficiary, and
     (ii) currently exercisable option on 200,000 shares of Common Stock granted upon consummation of the Merger under the 1996 Option Plan. In addition, pursuant to an employment agreement with the Company, Mr. Mercer has been granted under the 1996 Option Plan an additional option on 400,000 shares of Common Stock that vests over time. See "Management--Employment Agreements."

(4) Includes currently exercisable option on 16,000 shares of Common Stock under the Directors Plan, and currently exercisable option on 4,500 shares of Common Stock granted in consideration for service on a special committee of the Board of Directors. Does not include (i) option on an additional 8,000 shares of Common Stock granted under the Directors Plan that vests over time and (ii) option on 5,500 shares of Common Stock granted in consideration for service on a special committee of the Board of Directors of ALARIS Medical that vests over time.

(5) Does not include an option to purchase 8,000 of Common Stock granted under the Directors Plan that vests over time.

(6) Includes currently exercisable option on 16,000 shares of Common Stock granted under the Directors Plan. Does not include option on an additional 8,000 shares of Common Stock granted under the Directors Plan that vests over time.

(7) Represents currently exercisable option on 63,667 shares of Common Stock granted under the 1996 Option Plan. Does not include option of 116,333 shares of Common Stock granted under the 1996 Option Plan that vests over time.

(8)  Includes (i) 10,000 shares of Common Stock owned by Richard M.
     Mirando, and (ii) a currently exercisable option on 63,667 shares of Common Stock granted under the 1996 Option Plan. Does not include option of 116,333 shares of Common Stock granted under the 1996 Option Plan that vests over time.

(9) Includes (i) 5,000 shares of Common Stock owned by John A. de Groot, and (ii) a currently exercisable option on 63,667 shares of Common Stock granted under the 1996 Option Plan. Does not include option of 116,333 shares of Common Stock granted under the 1996 Option Plan that vests over time.

(10) Includes currently exercisable option on 45,001 shares of Common Stock granted under the 1996 Option Plan. Does not include option on an additional 134,999 shares of Common Stock granted under the 1996 Option Plan that vests over time.

(11) Includes currently exercisable options on 440,502 shares of Common
     Stock granted under the 1996 Option Plan and 36,000 shares of Common Stock granted under the Directors Plan.

POSSIBLE CHANGES IN CONTROL

     All of ALARIS Medical System's outstanding equity securities have been pledged by the Company to secure the Company's and its subsidiaries' obligations under the ALARIS Medical System's bank credit facility. The bank credit facility contains certain events of default after expiration of applicable grace periods, including failure to make payments under the bank credit facility; breach of representations and warranties; breach of covenants; default under other agreements or conditions relating to indebtedness; certain events of insolvency or bankruptcy with respect to the Company or certain subsidiaries; certain ERISA violations; invalidity or disaffirmance of any guarantee or pledge agreement; certain judgments and certain events relating to changes in control of ALARIS Medical Systems and the Company. In the event of a default under the bank credit facility, the lenders thereunder have certain rights as secured creditors under the terms of the bank credit facility to vote and to sell or otherwise dispose of such pledged shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ALARIS Medical's executive officers, directors and persons who beneficially own more than 10% of a registered class of ALARIS Medical's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by regulations promulgated by the Securities and Exchange Commission to furnish ALARIS Medical with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to ALARIS Medical, or written representations that no reports were required, ALARIS Medical believes that during 1997, all of its executive officers, directors and greater-than-10% beneficial owners complied with the Section 16(a) filing requirements applicable to them, except that Mr. Mirando filed one Form 4 approximately nine months late disclosing two transactions involving the purchase of shares of Common Stock.

              5.  RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP was engaged to audit the Company's accounts in 1997. The Board of Directors, upon the recommendation of the Audit Committee, which is composed of two directors who are not now officers or otherwise employees of the Company, selected Price Waterhouse LLP to audit the Company's accounts for the year ending December 31, 1998.

     A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. The representative also will have an opportunity to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF PRICE WATERHOUSE LLP.

                          ANNUAL REPORT TO STOCKHOLDERS AND
                           STOCKHOLDER PROPOSALS FOR 1999

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997 has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report to Stockholders is not incorporated into this proxy statement and is not considered proxy soliciting material.

     Proposals of stockholders intended to be presented for possible action at the 1999 annual meeting must be received by the Company at its principal executive offices, Attention: Legal Department, prior to January 15, 1999 in order for such proposals to be eligible for inclusion in the Company's proxy materials for its 1999 annual meeting. All proposals received will be subject to the applicable rules of the Securities and Exchange Commission.


                            FORM 10-K FOR FISCAL YEAR 1997

     A COPY OF THE COMPANY'S REPORT TO THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1997 ON FORM 10-K, EXCLUSIVE OF EXHIBITS, IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS ON REQUEST AND MAY BE OBTAINED BY WRITING TO:

                               CORPORATE COMMUNICATIONS
                                 ALARIS MEDICAL, INC.
                                10221 WATERIDGE CIRCLE
                          SAN DIEGO, CALIFORNIA  92121-1579

                                    OTHER MATTERS

     The enclosed proxy is being solicited by the Board of Directors. The cost of the solicitation will be borne by the Company. In addition to use of the mails, proxies may be solicited by telephone, telegraph or personal interview by employees of the Company and its subsidiaries without additional compensation.

     The Company will reimburse brokerage firms, banks, trustees, nominees and other persons authorized by the Company for their out-of-pocket expenses in forwarding proxy material to the beneficial owners of the Company's stock.

     Management does not know of any other matters that will be presented at the meeting other than matters incident to the conduct thereof. However, if any matters properly come before the meeting or any adjournments, the holders of the proxies named in the accompanying form of proxy have discretionary authority to vote on such matters.

                                          By Order of the Board of Directors,



                                          /s/ JOHN A. de GROOT
                                          -----------------------------------
                                          John A. de Groot
                                          SECRETARY

San Diego, California
May 29, 1998

                                   EXHIBIT A

                             ALARIS MEDICAL, INC.
                           1996 STOCK OPTION PLAN

                    (AS AMENDED EFFECTIVE MAY 28, 1998)


     1.   NAME.

     The name of this plan is the ALARIS Medical, Inc. 1996 Stock Option Plan.

     2.   DEFINITIONS.

     For the purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" means any partnership, corporation, firm, joint venture, association, trust, unincorporated organization or other entity (other than a Subsidiary) that, directly or indirectly through one or more intermediaries, is controlled by the Company, where the term "controlled by" means the possession, direct or indirect, of the power to cause the direc tion of the management and policies of such entity, whether through the ownership of voting interests or voting securities, as the case may be, by contract or otherwise. For purposes of
               Section 11(a) below, "Affiliate" means any partnership, corporation, firm, joint venture, association, trust, unincorporated organization or other entity that, directly or indirectly through one or more intermediaries, is "controlled by" (as defined above) Jeffry M. Picower.

          (b)  "Board" means the board of directors of the Company.

          (c) "Cause" as applied to any Participant means: (i) the conviction of such individual for the commission of any felony; (ii) the commission by such individual of any crime involving moral turpitude (E.G., larceny, embezzlement) which results in harm to the business, reputation, prospects or financial condition of the Company, any Subsidiary or Affiliate; or (iii) the willful neglect, failure or refusal of such individual to carry out his duties, which results in harm to the business, reputation, prospects or financial condition of the Company, any Subsidiary or Affiliate, which neglect, failure or refusal continues for a period of ten consecutive business days following notice thereof, or ten cumulative business days following successive notices thereof, to such individual from the Company; PROVIDED, HOWEVER, that such willful neglect, failure or refusal is not due to the death or disability (i.e., as a result of an injury or sickness such individual is rendered unable to perform his duties as an Officer, Employee, consultant or independent contractor, as the case may be, on a full-time basis for an extended period) of such individual or illness leading to the death or disability of such individual.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time and the Treasury regulations promulgated thereunder.

          (e) "Committee" means the Board or a committee appointed by the Board to administer the Plan as provided in Section 4(a).

          (f) "Common Stock" means the $.01 par value common stock of the Company or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

          (g)  "Company" means ALARIS Medical, Inc., a Delaware corporation.

          (h) "Director" means an individual who: (i) is now, or hereafter becomes, a member of the Board or of the board of directors of any Subsidiary or Affiliate; and (ii) is not eligible to participate in the Non-Employee Director NQSO Plan.

          (i) "Employee" means an individual employed by the Company, a Subsidiary, or an Affiliate whose wages are subject to the withholding of federal income tax under Section 3401 of the Code.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

          (k) "Fair Market Value" of a Share as of a specified date means, except as otherwise reasonably determined by the Committee based on reported prices of a Share, (i) the average of the highest and lowest market prices of a Share on such date as reported in the American Stock Exchange (or the principal exchange on which the Shares are then traded) composite transactions published in the Eastern Edition of THE WALL STREET JOURNAL or, if no trading of Common Stock is reported for that day, the next preceding day on which trading was reported, or (ii) if the Shares are traded in the over-the-counter market, the average of the highest bid and lowest asked prices per Share on the specified date (or the next preceding date on which trading was reported) as reported through the NASDAQ system or any successor thereto.

          (l) "ISO" means any stock option granted pursuant to the Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (m) "Non-Employee Director NQSO Plan" means the Company's Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors, as may be amended from time to time.

          (n) "NQSO" means any stock option granted pursuant to the provisions of the Plan that is not an ISO.

          (o) "Officer" means an individual elected or appointed by the Board or by the board of directors of a Subsidiary or Affiliate or chosen in such other manner as may be prescribed by the by-laws of the Company, a Subsidiary or Affiliate, as the case may be, to serve as such, or, in the case of an Affiliate which is not a corporation, any individual elected or appointed to fulfill a similar function by a body or individual exercising similar authority.

          (p)  "Option" means an ISO or a NQSO granted under the Plan.

          (q) "Participant" means an individual who is granted an Option under the Plan.

          (r) "Plan" means this ALARIS Medical, Inc. 1996 Stock Option Plan, as may be amended from time to time.

          (s) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule adopted by the Securities and Exchange Commission.

          (t) "Share" means one share of Common Stock, adjusted in accordance with Section 10(b), if applicable.

          (u) "Stock Option Agreement" means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to an Option.

          (v) "Subsidiary" means any corporation of which the Company, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total combined voting power of all classes of its stock having voting power and which qualifies as a subsidiary corporation pursuant to Section 424(f) of the Code.

          (w) "Ten Percent Shareholder" means a Participant who prior to the grant of an ISO owned, directly or indirectly within the meaning of Section 424(d) of the Code, ten percent (10%) or more of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent of the Company (as defined in Section 424(e) of the Code).

     3.   PURPOSE.

     The purpose of the Plan is to enable the Company to provide incentives, which are linked directly to increases in shareholder value, to certain key personnel in order that they will be encouraged to promote the financial suc-cess and progress of the Company.

     4.   ADMINISTRATION.

          (a)  COMPOSITION OF THE COMMITTEE.

          The Plan shall be administered by the Board or a Committee appointed by the Board. Members of the Committee shall not be entitled to participate in the Plan. Subject to the provisions of the first sentence of this Section 4(a), the Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

          (b)  ACTIONS BY THE COMMITTEE.

          The Committee shall hold meetings at such times and places as it may determine. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

          (c)  POWERS OF THE COMMITTEE.

          Subject to the express terms and conditions hereof, the Committee shall have the authority to administer the Plan in its sole and absolute discretion. To this end, the Committee is authorized to construe and interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan, including, but not limited to, the authority to determine the eligible individuals who shall be granted Options, the number of Options to be granted, the vesting period, if any, for all Options granted hereunder, the date on which any Option becomes first exercisable, the number of Shares subject to each Option, the exercise price for the Shares subject to each Option, and, whether the Option to be granted is an ISO or a NQSO. The Committee may delegate to an Officer its authority to grant Options to eligible individuals under the Plan who are not Officers; provided, however, that Options to purchase no more than 50,000 Shares may be granted to any individual in any calendar year pursuant to such delegation of authority.
Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through a Participant.

          (d)  LIABILITY OF COMMITTEE MEMBERS.

          No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any grant or exercise of an Option thereunder.

          (e)  OPTION ACCOUNTS.

          The Committee shall maintain a journal in which a separate account for each Participant shall be established. Whenever an Option is granted to or exercised by a Participant, the Participant's account shall be appropriately credited or debited. Appropriate adjustment shall also be made in the journal with respect to each account in the event of an adjustment pursuant to Section 10(b).

     5.   EFFECTIVE DATE AND TERM OF THE PLAN.

          (a)  EFFECTIVE DATE OF THE PLAN.

          The Plan was adopted by the Board on November 26, 1996, and became effective on such date, subject to approval by the shareholders of the Company at a meeting duly called and held within twelve months following such date.

          (b)  TERM OF PLAN.

          No Option shall be granted pursuant to the Plan on or after November 26, 2006, but Options theretofore granted may extend beyond that date.

     6.   TYPE OF OPTIONS AND SHARES SUBJECT TO THE PLAN.

     Options granted under the Plan may be either ISOs or NQSOs. Each Stock Option Agreement shall specify whether the Option covered thereby is an ISO or a NQSO.

     The maximum aggregate number of Shares that may be issued under the Plan is 5,500,000 Shares; PROVIDED, HOWEVER, that no more than 600,000 Shares (subject to adjustment as described below) shall be awarded to any Participant in any calendar year. The limitation on the number of Shares which may be granted under the Plan shall be subject to adjustment as provided in Section 10(b).

     If any Option granted under the Plan expires or is terminated for any reason, any Shares as to which the Option has not been exercised shall again be available for purchase under Options subsequently granted. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of Shares as the Company is obligated to issue upon the exercise of all then outstanding Options.

     7.   SOURCE OF SHARES ISSUED UNDER THE PLAN.

     Common Stock issued under the Plan may consist, in whole or in part, of authorized or unissued Shares or treasury Shares, as determined in the sole and absolute discretion of the Committee. No fractional Shares shall be issued under the Plan.

     8.   ELIGIBILITY.

     The individuals eligible for the grant of Options under the Plan shall be:
(i) all Directors, Officers and Employees; and (ii) such individuals determined by the Committee to be rendering substantial services as a consultant or inde pendent contractor to the Company or any Subsidiary or Affiliate of the Company, as the Committee shall determine from time to time in its sole and absolute discretion; PROVIDED, HOWEVER, that only Employees of the Company or any Subsidiary shall be eligible to receive ISOs. Any Participant shall be eligible to be granted more than one Option hereunder.

     9.   OPTIONS.

          (a)  GRANT OF OPTIONS.

          Subject to any applicable requirements of the Code and any regulations issued thereunder, the date of the grant of an Option shall be the date on which the Committee determines to grant the Option.

          (b)  EXERCISE PRICE OF ISOS.

          The exercise price of each Share subject to an ISO shall not be less than the Fair Market Value of a Share on the date of grant of the ISO, except that in the case of a grant of an ISO to a Participant who at the time such ISO was granted was a Ten Percent Shareholder, the exercise price shall not be less than 110% of the Fair Market Value of a Share on the date of the grant of the ISO.

          (c)  EXERCISE PRICE OF NQSOS.

          The exercise price of each Share subject to a NQSO shall be determined by the Committee at the time of grant but will not be less than the par value of a Share.

          (d)  EXERCISE PERIOD.

          Each Option granted hereunder shall vest and become first exercisable as determined by the Committee.

          (e)  TERMS AND CONDITIONS.

          All Options granted pursuant to the Plan shall be evidenced by a Stock Option Agreement (which need not be the same for each Participant or Option), approved by the Committee which shall be subject to the following express terms and conditions and the other terms and conditions as are set forth in this Section 9, and to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the terms of the Plan:

             (i) the failure of an Option to vest for any reason whatsoever shall cause the unvested Option to expire and be of no further force or effect;

             (ii) unless terminated earlier pursuant to Sections 9(i) or 11, the term of any Option granted under the Plan shall be specified in the Stock Option Agreement but shall be no greater than ten years from the date of grant; PROVIDED, HOWEVER, that no ISO granted to a Ten Percent Shareholder shall have a term of more than five years from the date of grant;

             (iii) in the case of an ISO, the aggregate Fair Market Value (determined as of the time the ISO is granted) of Shares exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company, any Subsidiary or any parent of the Company (as defined in Section 424(e) of the Code) shall not exceed $100,000;

             (iv) no Option or interest therein may be pledged, hypothecated, encumbered or otherwise made subject to execution, attachment or similar process, and no Option or interest therein shall be assignable or transferable by the holder otherwise than by will or by the laws of descent and distribution or to a beneficiary upon the death of a Participant, and an Option shall be exercisable during the lifetime of the holder only by him or by his guardian or legal representative, except that an Option (other than an ISO) may be transferred to one or more transferees during the lifetime of the

                    Participant, and may be exercised by such transferee in accordance with the terms of such Option, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of the Stock Option Agreement (subject to any terms and conditions which the Committee may impose thereon). A transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Stock Option Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee; and

             (v) payment for the Shares to be received upon exercise of an Option may be made in cash or, if so provided by the Committee in the Stock Option Agreement, in Shares (determined with reference to their Fair Market Value on the date of exercise), or any combination thereof.

          (f)  ADDITIONAL MEANS OF PAYMENT.

          Any Stock Option Agreement may, in the sole and absolute discretion of the Committee, permit payment by any other form of legal consideration consistent with applicable law and any rules and regulations relating thereto, including, but not limited to, the execution and delivery of a full recourse promissory note by the Participant to the Company.

          (g)  EXERCISE.

          The holder of an Option may exercise the same by filing with the Corporate Secretary of the Company a written election, in such form as the Committee may determine, specifying the number of Shares with respect to which such Option is being exercised, and accompanied by payment in full of the exercise price for such Shares. Notwithstanding the foregoing, the Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option with respect to the full number of Shares as to which the Option is then exercisable.

          (h)  WITHHOLDING TAXES.

          Prior to issuance of the Shares upon exercise of an Option, the Participant shall pay or make adequate provision for the payment of any federal, state, local or foreign withholding obligations of the Company or any Subsidiary or Affiliate of the Company, if applicable. In the event a Participant shall fail to make adequate provision for the payment of such obligations, the Company shall have the right to withhold an amount of Shares otherwise deliverable to the Participant sufficient to pay such withholding obligations or, in the discretion of the Committee, to refuse to honor the exercise.

          (i)  TERMINATION OF OPTIONS.

          Options granted under the Plan shall be subject to the following events of termination, unless otherwise provided in the Stock Option Agreement:

             (i) in the event a Participant who is a Director (but not an Officer or Employee) is removed from the Board or the board of directors of a Subsidiary or an Affiliate, as the case may be, for cause (as contemplated by the charter, by-laws or other organizational or governing documents), all unexercised Options held by such Participant on the date of such removal (whether or not vested) shall expire immediately;

             (ii) In the event the employment of a Participant who is an Officer or Employee is terminated for Cause, or in the event the services of a Participant who is a consultant or independent contractor are terminated for Cause, all unexercised Options held by such Participant on the date of such termination (whether or not vested) shall expire imme diately; and

             (iii) in the event a Participant is no longer a Director, Officer, Employee, consultant or independent contractor, other than for the reasons set forth in Sections 9(i)(i) or 9(i)(ii), all Options which remain unvested on the date the Participant ceases to be a Director, Officer or Employee, as the case may be, shall expire immediately, and all Options which have vested prior to such date shall expire twelve months thereafter unless by their terms they expire sooner.

     10.  RECAPITALIZATION.

          (a)  CORPORATE FLEXIBILITY.

          The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, common stock, preferred or prior preference stock ahead of or affecting the Company's capi-tal stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceed ing and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any Option or underlying Shares.

          (b)  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          Except as otherwise provided in Section 11, in the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee shall make proportionate adjustments with respect to: (i) the aggregate number of Shares available for issuance under the Plan; (ii) the number of Shares available for any individual award; (iii) the number and exercise price of Shares subject to outstanding Options; PROVIDED, HOWEVER, that the number of Shares subject to any Option shall always be a whole number; and (iv) such other matters as shall be appropriate in light of the circumstances.

     11.  CHANGE OF CONTROL

     In the event of a Change of Control (as defined below), unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, all Options not vested on or prior to the effective time of any such Change of Control shall vest immediately prior to such effective time. Unless otherwise determined by the Committee in the Stock Option Agreement or at the time of a Change of Control, in the event of a Change of Control, all outstanding Options shall terminate and cease to be outstanding immediately following the Change of Control; PROVIDED, HOWEVER, that no such Option termination shall occur unless a Participant shall have been given five business days, following prior written notice, to exercise such Participant's outstanding vested Options at the effective time of the Change of Control, or to receive cash in an amount per Share subject to such Options equal to the amount by which the price paid for a Share (determined on a fully diluted basis and taking into account the exercise price, as determined by the Committee) in the Change of Control exceeds the per share exercise price of such Options. The Committee in its discretion may make provisions for the assumption of outstanding Options, or the substitution for outstanding Options of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights.

     A "Change of Control" will be deemed to occur on the date any of the following events occur:

          (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any

Subsidiary and Jeffry M. Picower (including, any of his Affiliates and any lineal descendant of Mr. Picower, any widow or then current spouse of Mr. Picower or of any such lineal descendant, a trust established principally for the benefit of any of the foregoing, any entity which is at least 90% beneficially owned by any of the foregoing, and the executor, administrator or personal representative of the estate of any of the foregoing (the "Picower Group")) beneficially own (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, securities of the Company or any Significant Subsidiary (as defined below) representing greater than 10% of the total combined voting power of the Company or the Significant Subsidiary entitled to vote in the election of the board of directors of the Company or the Significant Subsidiary; PROVIDED, HOWEVER, that such event shall not constitute a Change of Control unless and until the combined voting power of such securities owned beneficially, directly or indirectly, by such person or persons is greater than the combined voting power of all such securities owned beneficially, directly or indirectly, by Mr. Picower and the Picower Group;

          (b) persons other than the Current Directors (as herein defined) constitute a majority of the members of the Board (for these purposes, a "Current Director" means any member of the Board as of November 27, 1996, and any successor of any such member whose election, or nomination for election by the Company's shareholders, was approved by at least a majority of the Current Directors then on the Board or by Mr. Picower or the Picower Group);

          (c) the consummation of (i) a plan of liquidation of all or substantially all of the assets of the Company or any Subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a "Significant Subsidiary"), or (ii) an agreement providing for the merger or consolidation of the Company or a Significant Subsidiary (A) in which the Company or the Significant Subsidiary is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all Shares of the Company or common stock in the Significant Subsidiary outstanding immediately prior to the effectiveness thereof are changed into or exchanged for all or substantially all of the common stock of the surviving corporation and (if the Company ceases to exist) the surviving corporation assumes all the Options) or (B) pursuant to which, even though the Company is the continuing or surviving corporation, the Shares of the Company or common stock in the Significant Subsidiary are converted into cash, securities or other property; PROVIDED, HOWEVER, that no "Change of Control" shall be deemed to occur as the result of a consolidation or merger of the Company or a Significant Subsidiary in which the holders of the Shares of the Company immediately prior to the consolidation or merger have, as a result thereof, directly or indirectly, at least a majority of the combined voting power of all classes of voting stock of the continuing or surviving corporation or its parent immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation or its parent; or

          (d) the consummation of an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or a Significant Subsidiary other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Shares immediately prior to such sale or disposition.

     12.  SECURITIES LAW REQUIREMENTS.

     No Shares shall be issued under the Plan unless and until: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or national market system on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirements of any state securities laws or stock exchange.

     13.  AMENDMENT AND TERMINATION.

          (a)  MODIFICATIONS TO THE PLAN.

          The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to Options, suspend or terminate the Plan or revise or amend the Plan in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the Plan to fail to comply with Section 422 or 162(m) of the Code or any other requirement of applicable law or regulation if such amendment were not approved by the shareholders of the Company, shall not be effective unless and until such approval is obtained.

          (b)  RIGHTS OF PARTICIPANT.

          No amendment, suspension or termination of the Plan or of any Option that would adversely affect the right of any Participant with respect to an Option previously granted under the Plan will be effective without the written consent of the affected Participant.

     14.  MISCELLANEOUS.

          (a)  SHAREHOLDERS' RIGHTS

          No Participant and no beneficiary or other person claiming under or through such Participant shall acquire any rights as a shareholder of the Company by virtue of such Participant having been granted an Option under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Option, except as to Shares, if any, that have been issued or transferred to such Participant.
No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise of an Option, except as may be provided in the Stock Option Agreement.

          (b)  OTHER COMPENSATION ARRANGEMENTS.

          Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to shareholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

          (c)  TREATMENT OF PROCEEDS.

          Proceeds realized from the exercise of Options under the Plan shall constitute general funds of the Company.

          (d)  COSTS OF THE PLAN.

          The costs and expenses of administering the Plan shall be borne by the Company.

          (e)  NO RIGHT TO CONTINUE EMPLOYMENT OR SERVICES.

          Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue to render services to the Company, a Subsidiary or Affiliate; to continue as a Director, Officer, Employee, consultant or independent contractor; or affect the right of the Company, a Subsidiary, an Affiliate, the Board, the board of directors of a Subsidiary or an Affiliate, the shareholders of the Company or a Subsidiary, or the holders of interests of an Affiliate, as applicable, to terminate the directorship, office, employment or consultant or independent contractor relationship, as the case may be, of any Participant at any time with or without Cause. The term "Cause" as defined herein is included solely for the purposes of the Plan and is not, and shall not be deemed to be: (i) a restriction on the right of the Company, a Subsidiary or Affiliate, as the case may be, to terminate any Officer or Employee for any reason whatsoever; or (ii) a part of the employment relationship (whether oral or written, express or implied) of any such individual.

          (f)  SEVERABILITY.

          The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

          (g)  GOVERNING LAW.

          The Plan and all actions taken thereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Delaware applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

          (h)  HEADINGS.

          The headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

                                   EXHIBIT B

                           THIRD AMENDED AND RESTATED
                      1990 NON-QUALIFIED STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                       (AS AMENDED EFFECTIVE MAY 28, 1998)


          1.   NAME.

          The name of this plan is the Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors.

          2.   DEFINITIONS.

          For the purposes of the Plan, the following terms shall be defined as set forth below:

          (a)  "Board" means the board of directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury regulations promulgated thereunder.

          (c) "Committee" means the committee appointed by the Board to administer the Plan as provided in Section 4(a).

          (d) "Common Stock" means the $.01 par value common stock of the Company or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

          (e)  "Company" means ALARIS Medical, Inc., a Delaware corporation.

          (f)  "Effective Date" means September 7, 1990.

          (g) "Employee" means an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

          (i) "Fair Market Value" of a Share as of a specified date means, except as otherwise reasonably determined by the Committee based on reported prices of a Share, (i) the average of the highest and lowest market prices of a Share on such date as reported in the American
               Stock Exchange (or the principal exchange on which the Shares are then traded) composite transactions published in the Eastern Edition of THE WALL STREET JOURNAL or, if no trading of Common Stock is reported for that day, the next preceding day on which trading was reported, or (ii) if the Shares are traded in the over-the-counter market, the average of the highest bid and lowest asked prices per Share on the specified date (or the next preceding date on which trading was reported) as reported through the NASDAQ system or any successor thereto.

          (j) "Non-Employee Director" means an individual who: (i) is now, or hereafter becomes, a member of the Board; (ii) is neither an Employee nor an Officer (other than an officer who does not receive a salary as an officer) of the Company or of any Subsidiary on the date of the grant of the NQSO; and (iii) has not elected to decline to participate in the Plan pursuant to the next succeeding sentence. A director otherwise eligible to participate in the Plan may make an irrevocable, one-time election, by written notice to the Corporate Secretary of the Company and the Chairman of the Committee within thirty days after his initial election or appointment to the Board to decline to participate in the Plan.

          (k) "NQSO" means an option granted under this Plan, which option is not qualified under Section 422 of the Code.

          (l) "Officer" means an individual elected or appointed by the Board or by the board of directors of a Subsidiary, or chosen in such other manner as may be prescribed by the by-laws of the Company or a Subsidiary, as the case may be, to serve as such.

          (m) "Participant" means a Non-Employee Director who is granted a NQSO under the Plan.

          (n) "Plan" means this Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors.

          (o) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule adopted by the Securities and Exchange Commission.

          (p) "Share" means one share of Common Stock, adjusted in accordance with Section 9(b), if applicable.

          (q) "Stock Option Agreement" means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to the NQSO.

          (r) "Subsidiary" means any corporation or entity of which the Company, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total combined voting power of all classes of its stock having voting power, unless the Committee shall determine that any such corporation or entity shall be excluded hereunder from the definition of the term Subsidiary.

          3.  PURPOSE.

          The purpose of the Plan is to enable the Company to provide incentives, which are linked directly to increases in shareholder value, to Non-Employee Directors in order that they will be encouraged to serve on the Board and exert their best efforts on behalf of the Company.

          4.  ADMINISTRATION.

          (a)  COMPOSITION OF THE COMMITTEE.

          The Plan shall be administered by a Committee appointed by the Board consisting of no less than two individuals. Members of the Committee need not be members of the Board, Officers or Employees of the Company. Members of the Committee shall not be entitled to participate in the Plan. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

          (b)  ACTIONS BY THE COMMITTEE.

          The Committee shall hold meetings at such times and places as it may determine. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

          (c)  POWERS OF THE COMMITTEE.

          The Committee shall have the authority to administer the Plan in its sole and absolute discretion; PROVIDED, HOWEVER, that the Committee shall have no authority to grant NQSOs, to determine the number of Shares subject to NQSOs or the price at which each Share covered by a NQSO may be purchased pursuant to the Plan, all of which shall be automatic as described in Section 8. To this end, the Committee is authorized to construe and interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the foregoing, any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through a Participant.

          (d)  LIABILITY OF COMMITTEE MEMBERS.

          No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any grant or exercise of a NQSO thereunder.

          (e)  NQSO ACCOUNTS.

          The Committee shall maintain a journal in which a separate account for each Participant shall be established. Whenever NQSOs are granted to or exercised by a Participant, the Participant's account shall be appropriately credited or debited. Appropriate adjustment shall also be made in the journal with respect to each account in the event of an adjustment pursuant to Section 9(b).

          5.  EFFECTIVE DATE AND TERM OF THE PLAN.

          (a)  EFFECTIVE DATE OF THE PLAN.

          The Plan in its original form was adopted by the Board on July 12, 1990 and became effective on September 7, 1990. The Plan in its third amended and restated form was amended by the Board effective May 28, 1998, subject to approval by the shareholders of the Company at a meeting duly called and held within twelve months following the date of Board approval.

          (b)  TERM OF PLAN.

          No NQSO shall be granted pursuant to the Plan on or after September 7, 2000, but NQSOs theretofore granted may extend beyond that date.

          6.  SHARES SUBJECT TO THE PLAN.

          The maximum aggregate number of Shares which may be subject to NQSOs granted to Non-Employee Directors under the Plan shall be 250,000. The limitation on the number of Shares which may be subject to NQSOs under the Plan shall be subject to adjustment as provided in Section 9(b).

          If any NQSO granted under the Plan expires or is terminated for any reason without having been exercised in full, the Shares allocable to the unexercised portion of such NQSO shall again become available for grant pursuant to the Plan. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of Shares as the Company is obligated to issue upon the exercise of all then outstanding NQSOs.

          7.  SOURCE OF SHARES ISSUED UNDER THE PLAN.

          Common Stock issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares, as determined in the sole and absolute discretion of the Committee. No fractional Shares shall be issued under the Plan.

          8.  NON-QUALIFIED STOCK OPTIONS.

          (a)  GRANT OF NQSOS.

          An individual who first becomes a Non-Employee Director on or after May 28, 1998, shall be granted automatically NQSOs to purchase 10,000 Shares on the next succeeding business day after becoming a Non-Employee Director. In addition, (i) NQSOs to purchase 10,000 Shares shall be granted automatically to each Non-Employee Director on each anniversary date of his preceding automatic NQSO grant under the Plan and every year thereafter during the term of the Plan, provided that said Non-Employee Director continues to be a member of the Board on the date of each such additional grant; and (ii) the Chairman of the Board shall be granted a NQSO to purchase 16,000 Shares on May 28, 1998, which NQSO shall be immediately vested and exercisable. NQSOs shall be granted in the aforesaid manner until the date on which the Shares available for grant shall no longer be sufficient to permit grants of NQSOs covering 10,000 Shares to be made to each Non-Employee Director entitled to a grant as of such date, in which event the Shares then available for grant shall be allocated on a PRO RATA basis among the Non-Employee Directors entitled to a grant of NQSOs as of such date.

          (b)  EXERCISE PRICE.

          The price at which each Share covered by a NQSO may be purchased pursuant to this Plan shall be equal to the Fair Market Value of a Share on the date of the NQSO grant.

          (c)  TERMS AND CONDITIONS.

          All NQSOs granted pursuant to the Plan shall be evidenced by a Stock Option Agreement (which need not be the same for each Participant or NQSO), approved by the Committee which shall be subject to the following express terms and conditions and to the other terms and conditions specified in this Section 8, and to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the terms of the Plan:

             (i) except as set forth in Sections 8(a) and 10, all NQSOs granted to a Participant shall vest and become first exercisable at the rate of one-third of the Shares subject to the NQSOs for each twelve month period of continuous service on the Board (from the date of grant of the NQSO) by such Participant, rounded down to the nearest whole number for each of the first two twelve month periods and rounded up to the nearest whole number for the third twelve month period of service;

             (ii) the failure of a NQSO to vest for any reason whatsoever shall cause the NQSO to expire and be of no further force or effect;

             (iii) unless terminated earlier pursuant to Sections 8(f) or 10, the term of each NQSO shall be five years from the date of grant;

             (iv) no NQSO or interest therein may be pledged, hypothecated, encumbered or otherwise made subject to execution, attachment or similar process, and no NQSO or interest therein shall be assignable or transferable by the holder otherwise than by will or by the laws of descent and distribution or to a beneficiary upon the death of a Participant, and an NQSO shall be exercisable during the lifetime of the holder only by him or by his guardian or legal representative, except that a NQSO may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferee in accordance with the terms of such NQSO, subject to any terms and conditions which the Committee may impose thereon. A transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Stock Option Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee; and

             (v) payment for the Shares to be received upon exercise of a NQSO may be made in cash or in Shares (determined with reference to their Fair Market Value on the date of exercise), or any combination thereof.

          (d)  ADDITIONAL MEANS OF PAYMENT.

          Any Stock Option Agreement may, in the sole and absolute discretion of the Committee, permit payment by any other form of legal consideration consistent with applicable law and any rules and regulations relating thereto, including, but not limited to, the execution and delivery of a full recourse promissory note by the Participant to the Company.

          (e)  EXERCISE.

          The holder of a NQSO may exercise the same by filing with the Corporate Secretary of the Company a written election, in such form as the Committee may determine, specifying the number of Shares with respect to which such NQSO is being exercised. Such notice shall be accompanied by payment in full of the exercise price for such Shares. Notwithstanding the foregoing, the Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option with respect to the full number of Shares as to which the Option is then exercisable.

          (f)  TERMINATION OF NQSOS.

          NQSOs granted under the Plan shall be subject to the following events of termination:

             (i) in the event a Participant is removed from the Board for cause (as contemplated by the Company's by-laws), all unexercised NQSOs held by such Participant on the date of such removal (whether or not vested) will expire immedi-ately;

             (ii) in the event a Participant is no longer a member of the Board, other than by reason of removal for Cause, all NQSOs which remain unvested at the time the Participant is no longer a member of the Board shall expire immediately, and all NQSOs which have vested prior to such time shall expire twelve months thereafter unless by their terms they expire sooner; and

             (iii) in the event a Participant becomes an Officer or Employee of the Company or a Subsidiary (whether or not such Participant remains a member of the Board) all NQSOs which remain unvested on the date such Participant becomes an Officer or Employee of the Company shall expire immediately, and all NQSOs which have vested prior to such date shall expire twelve months thereafter unless by their terms they expire sooner.

          9.  RECAPITALIZATION.

          (a)  CORPORATE FLEXIBILITY.

          The existence of the Plan and the NQSOs granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, common stock, preferred or prior preference stocks ahead of or affecting the Company's capi tal stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any NQSO or underlying Shares.

          (b)  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          Except as otherwise provided in Section 10 below, in the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee shall make proportionate adjustments with respect to: (i) the aggregate number of Shares available for issuance under the Plan; (ii) the number of shares subject to each grant under the Plan; (iii) the number and exercise price of Shares subject to outstanding NQSOs; and (iv) such other matters as shall be appropriate in light of the circumstances; PROVIDED, HOWEVER, that the number of Shares subject to any NQSO shall always be a whole number.

          10.  CHANGE OF CONTROL

          In the event of a Change of Control (as defined below), all NQSOs not vested on or prior to the effective time of any such Change of Control shall vest immediately prior to such effective time. Unless otherwise determined by the Committee at the time of a Change of Control, in the event of a Change of Control all outstanding NQSOs shall terminate and cease to be outstanding immediately following the Change of Control; PROVIDED, HOWEVER, that no such NQSO termination shall occur unless a Participant shall have been given five business days, following prior written notice, to exercise such Participant's outstanding vested NQSOs at the effective time of the Change of Control, or to receive cash in an amount per Share subject to such NQSOs equal to the amount by which the price paid for a Share (determined on a fully diluted basis and taking into account the exercise price, as determined by the Committee) in the Change of Control exceeds the per share exercise price of such NQSOs. The Committee in its discretion may make provisions for the assumption of outstanding NQSOs, or the substitution for outstanding NQSOs of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights.

          A "Change of Control" will be deemed to occur on the date any of the following events occur:

          (a) any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any Subsidiary and Jeffry M. Picower (including, any of his Affiliates and any lineal descendant of Mr. Picower, any widow or then current spouse of Mr. Picower or of any such lineal descendant, a trust established principally for the benefit of any of the foregoing, any entity which is at least 90% beneficially owned by any of the foregoing, and the executor, administrator or personal representative of the estate of any of the foregoing (the "Picower Group")) beneficially own (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, securities of the Company or any Significant Subsidiary (as defined below) representing greater than 10% of the total combined voting power of the Company or the Significant Subsidiary entitled to vote in the election of the board of directors of the Company or the Significant Subsidiary; PROVIDED, HOWEVER, that such event shall not constitute a Change of Control unless and until the combined voting power of such securities owned beneficially, directly or indirectly, by such person or persons is greater than the combined voting power of all such securities owned beneficially, directly or indirectly, by Mr. Picower and the Picower Group;

          (b) persons other than the Current Directors (as herein defined) constitute a majority of the members of the Board (for these purposes, a "Current Director" means any member of the Board as of May 1, 1997, and any successor of any such member whose election, or nomination for election by the Company's shareholders, was approved by at least a majority of the Current Directors then on the Board or by Mr. Picower or the Picower Group);

          (c) the consummation of (i) a plan of liquidation of all or substantially all of the assets of the Company or any Subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a "Significant Subsidiary"), or (ii) an agreement providing for the merger or consolidation of the Company or a Significant Subsidiary (A) in which the Company or a Significant Subsidiary is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all Shares of the Company or common stock in the Significant Subsidiary outstanding immediately prior to the effectiveness thereof are changed into or exchanged for all or substantially all of the common stock of the surviving corporation and (if the Company ceases to exist) the surviving corporation assumes all the NQSO, or (B) pursuant to which, even though the Company is the continuing or surviving corporation, the Shares of the Company or common stock in the Significant Subsidiary are converted into cash, securities or other property; PROVIDED, HOWEVER, that no "Change of Control" shall be deemed to occur as the result of a consolidation or merger of the Company or a Significant Subsidiary in which the holders of the Shares of the Company immediately prior to the consolidation or merger have, as a result thereof, directly or indirectly, at least a majority of the combined voting power of all classes of voting stock of the continuing or surviving corporation or its parent immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation or its parent; or

          (d) the consummation of an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or a Significant Subsidiary other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Shares immediately prior to such sale or disposition.

          11.  SECURITIES LAW REQUIREMENTS.

          No Shares shall be issued under the Plan unless and until: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or national market system on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirements of any state securities laws or stock exchange.

          12.  AMENDMENT AND TERMINATION.

          (a)  MODIFICATIONS TO THE PLAN.

          The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to NQSOs, suspend or terminate the Plan or, subject to Sections 8(a) and 8(b), revise or amend the Plan in any respect whatsoever. However, any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law or regulation if such amendment were not approved by the shareholders of the Company shall not be effective unless and until such approval is obtained.

          (b)  RIGHTS OF PARTICIPANT.

          No amendment, suspension or termination of the Plan or of any NQSO that would adversely affect the right of any Participant with respect to a NQSO previously granted under the Plan will be effective without the written consent of the affected Participant.

          13.  MISCELLANEOUS

          (a)  SHAREHOLDERS' RIGHTS.

          No Participant and no beneficiary or other person claiming under or through such Participant shall acquire any rights as a shareholder of the Company by virtue of such Participant having been granted a NQSO under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any NQSO, except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise.

          (b)  OTHER COMPENSATION ARRANGEMENTS.

          Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to shareholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

          (c)  TREATMENT OF PROCEEDS.

          Proceeds realized from the exercise of NQSOs under the Plan shall constitute general funds of the Company.

          (d)  COSTS OF THE PLAN.

          The costs and expenses of administering the Plan shall be borne by the Company.

          (e)  NO RIGHT TO CONTINUE AS DIRECTOR.

          Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a member of the Board or affect the right of the Company, the Board or the shareholders of the Company to terminate the directorship of any Participant at any time with or without cause.

          (f)  SEVERABILITY.

          The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

          (g)  GOVERNING LAW.

          The Plan and all actions taken thereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Delaware applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

          (h)  HEADINGS.

          The headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

                              ALARIS MEDICAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 24, 1998


The undersigned stockholder of ALARIS MEDICAL, INC. (the "Company") hereby appoints JOHN A. de GROOT, RICHARD B. KELSKY AND HENRY GREEN, or any of them, with full power of substitution and revocation, proxies of the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, June 24, 1998 at 9:00 a.m. at the Hotel Inter-Continental, 111 East 48th Street, New York, New York and at any adjournment thereof, with respect to:

1. The election of Directors;

2. The approval of an amendment to the Company's 1998 Stock Option Plan;

3. The approval of an increase in compensation of members of the Board of Directors who are not employees of the Company;

4. The approval of an amendment to the Company's Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors;

5. The ratification of the appointment of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1998; and

6. The transaction of such other business as may properly come before the Annual Meeting.

The proxy will be voted in accordance with the instructions given on the other side, and in the discretion of the proxies upon such other matters as may properly come before the Meeting. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED (1) SO AS TO ELECT THE LARGEST POSSIBLE MEMBER OF THE BOARD OF DIRECTORS' NOMINEES, (2) TO APPROVE THE AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN, (3) TO APPROVE AN INCREASE IN COMPENSATION OF THE NON-EMPLOYEE DIRECTORS, (4) TO APPROVE THE AMENDMENT TO THE COMPANY'S THIRD AMENDED AND RESTATED 1990 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS AND (5) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

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                          - FOLD AND DETACH HERE -

                                                             Please mark
                   (CONTINUED FROM REVERSE SIDE)             your votes as  /X/
                                                             indicated in
                                                             this example

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR ITEM 1.
Item 1 - Election of Directors, Nominees: Norman M. Dean, Henry Green, Richard B. Kelsky, William J. Mercer, and Jeffry M. Picower.

The Board of Directors                   WITHHOLD
    Recommends                  Authority to vote for all
Stockholders Vote FOR              nominees listed above
     Item 1.
        /  /                                /  /

For the nominees listed above, (except as written to the contrary below) and, unless otherwise indicated, with discretion of the proxies to cumulate votes, in their sole and absolute discretion, for one or more of such nominees in such manner so as to elect the largest number of such nominees.

(To withhold authority to vote for any nominee write that nominee's name in the space provided below)

-------------------------------------------------------------------------------

To vote cumulatively, write "Cumulative For" and the number of shares and the name(s) of the nominee(s) in the space provided below.

-------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR ITEM 2.

Item 2 - The approval of the amendment to the Company's 1996 Stock Option Plan:

                FOR          AGAINST          ABSTAIN
               /  /           /  /             /  /

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR ITEM 3.
Item 3 - The approval of an increase in compensation of members of the Board of Directors who are not employees of the Company:

                FOR          AGAINST          ABSTAIN
               /  /           /  /             /  /

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR ITEM 4.
Item 4 - The approval of the amendment to the Company's Third Amended and Restated 1990 Non-Qualified Stock Option Plan for Non-Employee Directors:

                FOR          AGAINST          ABSTAIN
               /  /           /  /             /  /

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR ITEM 5.
Item 5 - The ratification of the appointment of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1998; and

                FOR          AGAINST          ABSTAIN
               /  /           /  /             /  /

Dated:                                                              , 1998
      -------------------------------------------------------------

--------------------------------------------------------------------------
                              Signature

--------------------------------------------------------------------------
                       Signature if held jointly

Please mark, date and sign exactly as your name(s) appear(s) above and return in the enclosed envelope.
If acting as attorney, executor, administrator, trustee, guardian, etc., please give full title. If the signer is a corporation, please sign the full corporate name by fully authorized officer. If shares are held jointly, each shareholder named should sign.

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                          - FOLD AND DETACH HERE -